325 SA2 12/22

SUPPLEMENT DATED DECEMBER 15, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2022

OF

TEMPLETON GLOBAL BALANCED FUND

(a series of Templeton Global Investment Trust)

The statement of additional information (SAI) is amended as follows:

I. Effective January 1, 2023, the fourth full paragraph under the “Management and Other Services – Management fees” section of the SAI is replaced with the following:

The investment manager pays TICL a monthly fee equal to 60%, and pays FAV a monthly fee equal to 40%, of the “net investment advisory fee” received by the investment manager from the Fund pursuant to the Fund’s management agreement. The net investment advisory fee, in this case, is defined to equal: (i) 96% of an amount equal to the total investment management fee payable to the investment manager minus any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any amounts paid by the investment manager to the Fund’s administrator for administrative services. The investment manager pays this fee from the management fees it receives from the Fund. For the last three fiscal years ended December 31, the investment manager paid the following sub-advisory fees:

Sub‑Advisor Fees Paid ($)
2021	1,519,792
2020	1,886,421
2019	2,869,289

Please keep this supplement with your SAI for future reference